                                                                     Exhibit (r)

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               C. Robert Henrikson
                                    Chairman,
                      President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Chairman, President and Chief Executive Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2002.

                                          /s/ C. Robert Henrikson
                                          ---------------------------------
                                          C. Robert Henrikson

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                              Nicholas D. Latrenta

                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ Nicholas D. Latrenta
                                          -----------------------------------
                                          Nicholas D. Latrenta

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               Power of Attorney

                               James L. Lipscomb
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ James L. Lipscomb
                                          --------------------------
                                          James L. Lipscomb

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                Richard J. Miller
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, a director and Executive Vice President of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2002.

                                          /s/ Richard J. Miller
                                          ------------------------------
                                          Richard J. Miller

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                Stewart G. Nagler
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ Stewart G. Nagler
                                          -----------------------
                                          Stewart G. Nagler

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                Stanley J. Talbi
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ Stanley J. Talbi
                                          -----------------------
                                          Stanley J. Talbi

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2002.

                                          /s/ Lisa M. Weber
                                          --------------------
                                          Lisa M. Weber

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               William J. Wheeler
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ William J. Wheeler
                                          ------------------------
                                          William J. Wheeler

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                              Anthony J. Williamson
                     Director, Vice President and Treasurer

     KNOW ALL MEN BY THESE PRESENTS, that I, a director, Vice President and Treasurer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2002.

                                          /s/ Anthony J. Williamson
                                          ------------------------------
                                          Anthony J. Williamson

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               Virginia M. Wilson
                          Vice President and Controller
                         (Principal Accounting Officer)

     KNOW ALL MEN BY THESE PRESENTS, that I, Vice President and Controller of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2002.

                                          /s/ Virginia M. Wilson
                                          --------------------------------
                                          Virgina M. Wilson

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                             Timothy J. Klopfenstein
                   Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Vice President and Chief Financial Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Anne M. Goggin, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Life Separate Account Two, General American Life Separate Account Eleven, General American Life Separate Account Twenty-Eight, General American Life Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2002.

                                          /s/ Timothy J. Klopfenstein
                                          ----------------------------------
                                          Timothy J. Klopfenstein